Exhibit 99.2
1 May 6, 2009 First Quarter 2009 Financial Results May 6, 2009

2 Forward Looking Statements This presentation contains "forward-looking statements" within the meaning of the federal securities laws. These statements reflect management's current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements. Factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; the opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including development costs; demand for new housing, including impacts from mortgage credit availability; lengthy and uncertain entitlement processes; cyclicality of our businesses; accuracy of accounting assumptions; competitive actions by other companies; changes in laws or regulations; and other factors, many of which are beyond our control. Except as required by law, we expressly disclaim any obligation to publicly revise any forward- looking statements contained in this presentation to reflect the occurrence of events after the date of this presentation.

First Quarter 2009 Results 3 ($ in Millions, except per share data) 1st Qtr 2009 1st Qtr 2008 4th Qtr 2008 Net Income ($3.9) ($0.2) $1.7 Earnings Per Share - Basic and Diluted ($0.11) ($0.01) $0.05 1st Qtr 2009 weighted average basic shares outstanding were 35.7 million 1st Qtr 2009 financial results include approximately $3.2 million paid to outside advisors regarding an evaluation by our Board of Directors of an unsolicited shareholder proposal

Segment Earnings 4 ($ in Millions) 1st Qtr 2009 1st Qtr 2008 4th Qtr 2008 Real Estate $0.5 $3.5 $3.0 Mineral Resources 4.8 6.5 6.1 Fiber Resources 2.9 2.8 2.7 Total $ 8.2 $12.8 $11.8 Real estate segment earnings negatively impacted by $1.2 million associated with impairment charge and legal reserves in 1st Qtr 2009 Real estate segment earnings negatively impacted by impairment charge of $3.3 million in 4th Qtr 2008

5 May 6, 2009 1st Qtr 2009 Results and Key Performance Indicators

Maximizing Shareholder Value 6 Strategy Near-Term Strategic Initiatives Real Estate Entitlement and Development Sell approximately 175,000 acres of HBU timberlands, use proceeds to: Reduce debt $150 million Repurchase up to 20% of outstanding common shares Natural Resources Value Realization Improve minerals transparency and disclosure Increase lease acreage, rate, production, and reserves Growth Disciplined and Strategic Investment Positive cash flow through reduced investment in development and lower costs

7 Real Estate Pipeline - 1st Qtr 2009 Note: Estimated acres and lots may vary * Excludes Forestar's 58% ownership interest in the Ironstob venture which controls approx. 16,000 acres of undeveloped land Real Estate Undeveloped In Entitlement Process Entitled Developed & Under Development Total Acres* Undeveloped Land Owned 305,857 312,734 Ventures 6,877 312,734 Residential Owned 28,535 7,932 735 44,119 Ventures 1,080 4,603 1,234 44,119 Commercial Owned 3,985 1,056 520 6,334 Ventures 518 255 6,334 Total Acres 312,734 33,600 14,109 2,744 363,187 Estimated Residential Lots Estimated Residential Lots Estimated Residential Lots 25,450 4,315 29,765

8 Real Estate Segment KPI's 1st Qtr 2009 1st Qtr 2008 4th Qtr 2008 Residential Lot Sales * Lots Sold 107 388 259 Average Price / Lot $72,400 $46,200 $37,600 Gross Profit / Lot $27,000 $17,300 $9,200 Commercial Tract Sales * Acres Sold 4 22 28 Average Price / Acre $215,600 $84,700 $265,900 Land Sales * Acres Sold 2,192 1,349 2,436 Average Price / Acre $3,800 $4,600 $4,600 Segment Revenues ($ in millions) $18.8 $28.4 $25.4 Segment Earnings ($ in millions) $0.5 $3.5 $3.0 * Includes 100% of venture activity

9 Entitlement Activity - Q1 2009 Entitlements 25 Town Home / Multifamily acres 80 Commercial acres 105 Total acres Location I-20 and GA 100 in Haralson County, GA, 45 minutes west of Atlanta Economic Development Entrance adjacent to Honda transmission plant $150 million plant 440 employees Site Plan Entitlement value creation through use and design flexibility - minimal capital investment Ridgeview Honda Plant Town Home Retail / Commercial Office / Business Park / Light Industrial

10 Mineral Resources Segment KPI's 1st Qtr 2009 1st Qtr 2008 4th Qtr 2008 Minerals Net Acres Leased 6,116 5,293 5,687 Average Bonus / Acre $347 $678 $300 Natural Gas Production (MMCF) 394.7 255.9 393.4 Average Price / MCF $6.16 $6.38 $8.65 Oil Production (Barrels) 26,200 19,400 21,400 Average Price / Barrel $47.24 $83.57 $90.65 Segment Revenues ($ in millions) $5.9 $6.3 $7.5 Segment Earnings ($ in millions) $4.8 $6.5 $6.1 Note: 1st Qtr 2008 segment earnings include a 241 net mineral acre lease in a Dallas / Fort Worth real estate venture located in Barnett Shale natural gas formation for $6,500 per acre

11 Fiber Resources Segment KPI's 1st Qtr 2009 1st Qtr 2008 4th Qtr 2008 Fiber Sales Pulpwood Tons Sold 206,564 173,859 264,484 Average Pulpwood Price / Ton $8.15 $7.83 $9.34 Sawtimber Tons Sold 90,719 35,382 47,426 Average Sawtimber Price / Ton $22.84 $19.11 $21.50 Total Tons Sold 297,300 209,200 311,900 Average Price / Ton $12.63 $9.73 $11.19 Recreational Leases (acres) 299,100 284,500 296,300 Segment Revenues ($ in millions) $4.4 $2.5 $4.1 Segment Earnings ($ in millions) $2.9 $2.8 $2.7 Note: 1st Qtr 2008 segment earnings include $1.4 million gain from termination of timber lease in connection with the operation of Ironstob Venture located near Atlanta, Georgia

Enhancing Shareholder Value Near-Term Strategic Initiatives Sell 175,000 acres of HBU timberland, use proceeds to: Reduce debt $150 million Repurchase up to 20% of outstanding stock Generate Positive Cash Flow 75% reduction in investment in real estate development Reduced G&A and operating expenses Enhance minerals disclosures 12

Sale to Hancock Timber Resource Group 13 75,027 acres $1,600 per acre $120 million Forestar will retain mineral rights

HBU Timberland Sale Initiatives 14 HBU timberland sales are structured to maximize interest across buyer segments Acres (in thousands) Acres (in thousands) Acres (in thousands) Market Segment To be Sold In Process Under Contract Institutional 75 - 125 50 75 Special Use / Conservation 40 - 50 28 - Retail - Small Tract 30 - 50 25 - Total 175 103 75

15 Forestar Land Stratification

Reduce Investment in Development Targeted 75% Reduction in 2009* 2006 - 2008 Average ~ $90 million per year 16 Investment in Development Q1 2009 ($ in Millions) 1st Qtr 2009 1st Qtr 2008 Change Investment in Development $7.6 $20.6 ($13.0) Contribution to Cibolo Resort ($1.5) ($1.5) Net Investment in Development $ 6.1 $19.1 (68%) Note: Includes investment in wholly-owned and consolidated real estate projects * Compared with 3 year average and excluding commitment to JW Marriott Resort at Cibolo Canyons

Lowering Costs G&A expenses down nearly 12% in Q1 2009* vs. Q1 2008 Reduce operating and general and administrative costs Headcount reductions in Q1 2009 Current headcount = 93 Elimination of "start-up" professional and contract services, $1.3 million annualized 17 * Excludes costs paid to outside advisors regarding an evaluation by our Board of Directors of an unsolicited shareholder proposal ($3.2 million)

18 Improve Minerals Transparency Value Chain Acres Disclosure Present Value Held by Production 26,000 Net Proven Gas - MMCF Oil - Barrels Proven Reserves Leased 120,000 Drilling Activity Acres by Play Reserve Additions Available for Lease 476,000 Leasing Activity Acres by Play Future Bonus + + = Net Asset Value Minerals Value Creation Improved mineral transparency anticipated to be provided with 2nd Qtr 2009 financial disclosures

Creating Shareholder Value 19 Strategy Near-Term Strategic Initiatives Real Estate Entitlement and Development Sell approximately 175,000 acres of HBU timberlands, use proceeds to: Reduce debt $150 million Repurchase up to 20% of outstanding common shares Natural Resources Value Realization Improve minerals transparency and disclosure Increase lease acreage, rate, production, and reserves Growth Disciplined and Strategic Investment Positive cash flow through reduced investment in development and lower costs

20 May 6, 2009